UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

Jun 2, 2020 (June 1, 2020)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place
Norfolk, Virginia 23510-9241	757-629-2680
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Executive Officer

On June 1, 2020, Norfolk Southern announced the departure of John Scheib as Executive Vice President and Chief Strategy Officer in connection with leadership and organizational changes. Mr. Scheib’s employment terminated effective June 1, 2020, and he received severance benefits under the terms of the Norfolk Southern Executive Severance Plan adopted on May 14, 2020. Norfolk Southern will integrate the strategy and operations functions previously led by Mr. Scheib into the business and eliminate the position of Executive Vice President and Chief Strategy Officer in connection with the reorganization.

Item 8.01 Other Events

The Registrant is providing an updated 2018 & 2019 Railway Operating Revenues Analysis for its revenue commodity groups (“Railway Operating Revenues Analysis”), attached hereto as Exhibit 99.1, which updates 2018 Merchandise major commodity groups as previously filed on April 29, 2020. During the first quarter of 2020, the Registrant re-categorized certain commodities within the Merchandise major commodity groups to better align with how it internally manages these commodities. The Railway Operating Revenues Analysis re-categorizes these commodities within Merchandise revenues for full year 2018 and 2019 and each quarter therein to conform to the current categorization and for purposes of comparison of upcoming quarterly Merchandise revenue to the corresponding periods in 2018 and 2019.

The re-categorization does not have any net impact on previously reported overall Merchandise revenues or total railway operating revenues for 2018 or 2019.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated June 1, 2020
99.2	2018 & 2019 Railway Operating Revenues Analysis
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Vanessa Allen Sutherland
Name: Vanessa Allen Sutherland
Title: Executive Vice President and Chief Legal Officer

Date:  June 2, 2020